THE MURPHY NEW
                                  WORLD FUNDS

                          (MONTEREY MUTUAL FUND LOGO)


                              P R O S P E C T U S
                                 MARCH 31, 1999

                              P R O S P E C T U S
                                 MARCH 31, 1999


                           THE MURPHY NEW WORLD FUNDS

The Murphy New World Funds are three no load mutual funds in the Monterey Mutual
                                  Fund family.

                        The Murphy New World Funds are:

                        Murphy New World Technology Fund
                      Murphy New World Biotechnology Fund
                 Murphy New World Technology Convertibles Fund

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the Murphy New World Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
        if this Prospectus is Accurate or Complete.  Any Representation to the Contrary is a Criminal Offense.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 669-1156

     The Murphy New World Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                        Page
Questions Every Investor Should Ask Before
  Investing in the Murphy New World Funds .............................    1
Fees and Expenses......................................................    5
Investment Objective, Strategies and Risks.............................    6
Management of the Funds................................................    7
The Funds' Share Price ................................................    8
Purchasing Shares......................................................    9
Redeeming Shares.......................................................   11
Exchanging Shares......................................................   13
Dividends, Distributions and Taxes.....................................   14
Financial Highlights...................................................   14

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                    INVESTING IN THE MURPHY NEW WORLD FUNDS



1. WHAT ARE THE FUNDS' GOALS?

  MURPHY NEW WORLD TECHNOLOGY FUND

  The Technology Fund seeks long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology.

  MURPHY NEW WORLD BIOTECHNOLOGY FUND

  The Biotechnology Fund seeks long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology.

  MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND

  The Convertibles Fund seeks to maximize total return through a combination of capital appreciation and income. The Convertibles Fund invests primarily in convertible securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

  Each of the Murphy New World Funds invests in securities of companies that its investment adviser considers to be "technology" companies. The investment adviser broadly defines "technology" to include but not be limited to:

  o  semiconductors and electronic components
  o computers, computer services, computer peripherals and software, multimedia
  o  consumer electronics, electronic games, cable television, Internet
  o  pharmaceuticals, biotechnology, medical devices and instruments
  o  superconductivity, alternative energy and specialty materials

  The Biotechnology Fund differs from the Technology Fund and the Convertibles Fund in that it "concentrates" its investments in the biotechnology sector. This means at least 25% of its assets will be invested in securities of companies in the biotechnology sector. The investment adviser broadly defines "biotechnology" to include but not be limited to:

  o  drug development, production, delivery and distribution
  o  agricultural and industrial biotechnology
  o  genetic sequencing and mapping
  o biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences.

  The Biotechnology Fund and the Technology Fund invest primarily in common stocks. The Convertibles Fund invests primarily in securities convertible into common stocks, such as convertible bonds, debentures and preferred stocks. The Convertibles Fund may invest without limitation in lower quality, high risk, high yielding debt securities, commonly referred to as "junk bonds."

  The investment adviser bases investment decisions for each of the Murphy New World Funds on company specific factors, not general economic conditions. In selecting investments for the Technology Fund and the Biotechnology Fund, the investment adviser looks for companies that are growing faster than the general market. In selecting investments for the Convertibles Fund, the investment adviser focuses more on a company's ability to meet its debt service obligations than on its growth projection. At any time the Murphy New World Funds may hold both "growth" investments and "value" investments. Each Fund's annual portfolio turnover rate may exceed 100% although usually it will not.

3.  WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

  Investors in the Murphy New World Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

  O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

  O INTEREST RATE RISK: In general, the value of debt securities, including convertible securities, rises when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in the prices of debt securities.

  O CREDIT RISK: The issuers of debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

  O SMALLER CAPITALIZATION COMPANIES RISK: Many of the technology companies in which the Funds invest are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

  O TECHNOLOGY COMPANIES RISK: Companies in the technology sectors have unpredictable earnings. Products offered by companies in the technology sectors are subject to risks of obsolescence and intense competition. Many technology companies are subject to extensive government regulation and may be affected by the enforcement of patent, trademark and other intellectual property laws. Securities of technology companies exhibit greater volatility than the overall market.

  O NON-DIVERSIFICATION RISK: Each of the Murphy New World Funds is a non-diversified investment company. As such they will invest in fewer securities than diversified investment companies and their performance may be more volatile. If the securities in which the Funds invest perform poorly, the Funds could incur greater losses than they would have had they invested in a greater number of securities.

  O CONVERTIBLE SECURITIES RISK: Convertible securities are subject to the market risks of common stocks, while also subject to interest rate and credit risks.

  O "JUNK BOND" RISK: "Junk Bonds" or high yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Convertibles Fund to sell a high yield security at the price at which it is being valued for purposes of calculating net asset value.

  Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in any of the Murphy New World Funds.

4.  HOW HAVE THE FUNDS PERFORMED?

  The bar charts and tables that follow provide some indication of the risks of investing in the Murphy New World Funds by showing changes in each Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                        MURPHY NEW WORLD TECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    1994                                  (2.90%)
                    1995                                  42.36%
                    1996                                  13.72%
                    1997                                 (17.30%)
                    1998                                  (8.02%)

----------------
Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 24.33% (quarter ended September 30, 1997) and the lowest total return for a quarter was -27.01% (quarter ended December 31, 1997).



AVERAGE ANNUAL TOTAL RETURNS                                                                   SINCE THE INCEPTION DATE OF
(FOR THE PERIODS ENDING DECEMBER 31, 1998)         PAST YEAR            PAST 5 YEARS           THE FUND (OCTOBER 21, 1993)
------------------------------------------        ----------            ------------           ----------------------------
Murphy New World Technology Fund                      -8.02%                 3.65%                           3.29%
S&P 500*<F1>                                          28.58%                23.81%                          23.07%
-----------------
*<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

                      MURPHY NEW WORLD BIOTECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    1997                                   0.95%
                    1998                                 (12.60%)

-----------------
Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 25.55% (quarter ended September 30, 1997) and the lowest total return for a quarter was - 17.93% (quarter ended December 31, 1997).



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)         PAST YEAR    SINCE DECEMBER 20, 1996*<F2>
------------------------------------------        ----------    ---------------------------
Murphy New World Biotechnology Fund                  -12.60%                -3.84%
S&P 500                                               28.58%                29.70%
-----------------
 *<F2>    The Fund's investment adviser, Murphy Investment Management, Inc., became investment adviser on this date.


                 MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    1997                                   1.04%
                    1998                                 (12.78%)

-----------------
Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 3.32% (quarter ended March 31, 1997) and the lowest total return for a quarter was -11.20% (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)         PAST YEAR     SINCE JANUARY 1, 1997*<F3>
------------------------------------------        ----------     --------------------------
Murphy New World Technology Convertibles Fund        -12.78%                -6.44%
S&P 500                                               28.58%                30.70%
-----------------
  *<F3>  The Fund's investment adviser, Murphy Investment Management, Inc., became investment adviser on this date.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Murphy New World Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                              Technology Fund       Biotechnology Fund    Convertibles Fund
                                                              ---------------       ------------------     ----------------
     Maximum Sales Charge (Load)
       Imposed on Purchases (as a percentage
       of offering price)...............................      No Sales Charge        No Sales Charge       No Sales Charge
     Maximum Deferred Sales Charge (Load)...............        No Deferred            No Deferred           No Deferred
                                                                Sales Charge           Sales Charge          Sales Charge
     Maximum Sales Charge (Load)
       Imposed on Reinvested Dividends
       And Distributions................................      No Sales Charge        No Sales Charge       No Sales Charge
     Redemption Fee.....................................            None                   None                  None
     Exchange Fee.......................................            None                   None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     Management Fees....................................            1.00%                   1.00%                 0.63%
     Distribution and/or Service (12b-1) Fees...........            0.25%                   0.25%                 0.25%
     Other Expenses.....................................            5.89%                   2.54%                 6.06%
     Total Annual Fund Operating Expenses...............            7.14%*<F4>              3.79%*<F4>            6.94%*<F4>
--------------

 *<F4>   Each of the Murphy New World Funds had actual Total Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown.  The investment adviser, Murphy Investment Management, Inc., reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 2.44%.  For the fiscal year ending November 30, 1999, Murphy Investment Management, Inc. will reimburse each Fund to the extent necessary to insure that Total Annual Operating Expenses do not exceed 1.99%.  Murphy Investment Management, Inc. may discontinue reimbursing the Murphy New World Funds at any time but will not do so prior to November 30, 1999.


EXAMPLE

  This Example is intended to help you compare the cost of investing in the Murphy New World Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                       1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                       ------    -------   -------    --------
Technology Fund                         $706     $2,074    $3,384     $6,421
Biotechnology Fund                      $381     $1,158    $1,953     $4,027
Convertibles Fund                       $687     $2,022    $3,306     $6,303

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Technology Fund's investment objective is long-term growth of capital through investing primarily (65% or more of its net assets) in equity securities of companies that Murphy Asset Management, Inc. (the "Adviser") believes can produce products or services that provide or benefit from advances in technology. The Biotechnology Fund's investment objective is long-term growth of capital through investing primarily (65% or more of its net assets) in equity securities that the Adviser believes can produce products or services that provide or benefit from advances in biotechnology. The Convertibles Fund's investment objective is to maximize total return through a combination of capital appreciation and income. The Convertibles Fund invests primarily (65% or more of its net assets) in convertible securities of companies the Adviser believes can produce products or services that provide or benefit from advances in technology. None of the Murphy New World Funds may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Murphy New World Funds might not appreciate and investors could lose money.

  Each of the Murphy New World Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Technology Fund and the Biotechnology Fund will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Similarly the Convertibles Fund would not seek capital appreciation when it invests in money market instruments. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  Our Adviser believes in "bottom up" investing. This means that our Adviser bases investment decisions on company specific factors (like new products or changes in management) not general economic conditions (like interest rate changes or general stock market trends). When researching potential investments, our Adviser will, if appropriate:

  o  Attend trade shows
  o  Interview management
  o  Talk with competitors, suppliers and customers
  o  Review public filings and brokerage research

  In managing the Technology Fund and the Biotechnology Fund, our Adviser will look for companies that are growing faster than the general market. Stocks of fast growing technology and biotechnology companies frequently have higher price-earnings ratios than the general market. Our Adviser invests in stocks of companies of all sizes. While our Adviser invests in fast growing companies, it takes a "value" approach to investing. This means it looks for companies that are attractively priced relative to their growth prospects.

  In managing the Technology Fund, our Adviser will rotate investments among the various industries of the technology sector. Our Adviser does so because the various technology industries frequently fall in and out of favor with investors. When an industry is out of favor with investors, the stocks of growing companies in that industry are frequently more attractively priced than stock of companies in the industries that are in favor with investors.

  Our Adviser takes a slightly different approach in managing the Convertibles Fund. Although it uses a "bottom up" investment approach, it focuses more on a company's ability to meet its debt service obligations, than on the company's growth prospects. In selecting investments for the Convertibles Fund our Adviser considers both the attractiveness of the convertible security's yield as well as its conversion feature. Our Adviser will purchase some investments for the Convertibles Fund primarily because of the potential for income and others primarily because of the potential for capital appreciation.

                               PORTFOLIO TURNOVER

  Each Fund's annual portfolio turnover rate usually will not exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with the investment practices in which the Murphy New World Funds will at times engage, but which practices are not principal investment strategies. These include:

  O RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. Our Adviser may purchase put or call options on stock indexes to reduce or increase a Fund's equity exposure. If a Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible that there may be times when a market for a Fund's outstanding options does not exist.

  O RISKS ASSOCIATED WITH SHORT SALES. Our Adviser may effect a "short sale" of a security when it thinks that it will decline in value. A Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. A Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

  O RISKS ASSOCIATED WITH LEVERAGE. Our Adviser may increase each of the Fund's ownership of securities by purchasing securities with borrowed funds. This speculative investment practice is called "leverage". When a Fund engages in "leverage", its net asset value will tend to increase or decrease more than otherwise would be the case.

                            MANAGEMENT OF THE FUNDS

       MURPHY INVESTMENT MANAGEMENT, INC. MANAGES THE FUNDS' INVESTMENTS.

  Murphy Investment Management, Inc. (the "Adviser") is the investment adviser to each of the Murphy New World Funds. The Adviser's address is:

      2830 North Cabrillo Highway, P.O. Box 308, Half Moon Bay, CA  94019

  As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

                    Murphy New World Biotechnology Fund   1.00%
                    Murphy New World Technology Fund      1.00%
                    Murphy Technology Convertibles Fund   0.625%

The investment advisory fee paid by the Convertibles Fund is lower at various asset levels.

  John Michael Murphy is primarily responsible for the day-to-day management of the portfolios of the Technology Fund and the Convertibles Fund; he is the portfolio manager for these Funds. Mr. Murphy has been President of the Adviser since its organization in 1989. He has also been a portfolio manager since 1973, a securities analyst since 1970, and the president of an investment newsletter publisher since 1981. Gaye Elizabeth Morgenthaler is primarily responortfolio Fund's portfolio manager. Mr. Murphy has been President of the Adviser since its organization in 1989. He has also been a portfolio manager since sible for the day-to-day management of the Biotechnology Fund's portfolio; she is the portfolio manager for this Fund. She has been an analyst with the Adviser since 1985.

                                   YEAR 2000

  The Funds are addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

  The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds. The Year 2000 issue could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.

                               DISTRIBUTION FEES

  The Funds have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1.  Read this Prospectus carefully

2. Determine how much you want to invest keeping in mind the following minimums:

   A.  NEW ACCOUNTS
       o  Individual Retirement Accounts and
            qualified retirement plans                               $  100
       o  Automatic Investment Plan                                  $  100
       o  All other accounts                                         $1,000

   B.  EXISTING ACCOUNTS
       o  Dividend reinvestment                                  No Minimum
       o  All Accounts                                                 $ 50

3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Fund has additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.

4. Make your check payable to "Monterey Murphy New World Technology Fund," "Monterey Murphy New World Biotechnology Fund" or "Monterey Murphy New World Technology Convertibles Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash or third party checks. AMERICAN DATA SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $15 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

5.  Send the application and check to:
   Monterey Mutual Funds
   P.O. Box 640284
   Cincinnati, OH  45264-0284

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Murphy New World Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any share purchase applications for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

  The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

  The Funds offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-669-1156. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                 REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1.  Prepare a letter of instruction containing:
   o  the name of the Fund(s)
   o  account number(s)
   o  the amount of money or number of shares being redeemed
   o  the name(s) on the account
   o  daytime phone number
   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, American Data Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

    o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
    o The redemption proceeds are to be sent to an address other than the address of record
    o When you purchased shares you did not complete the section of Purchase Application concerning signature guarantees.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

5.  Send the letter of instruction and certificates, if any, to:
    Monterey Mutual Funds
    c/o American Data Services, Inc.
    P.O. Box 5536
    Hauppauge, NY  11788

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct American Data Services, Inc. that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option. Shares represented by certificates cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call American Data Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

1. American Data Services, Inc. receives your written request in proper form with all required information.

2. American Data Services, Inc. receives your authorized telephone request with all required information.

3. A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

  For those shareholders who redeem shares by mail or by telephone, American Data Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

1. The redemption may result in a taxable gain.

2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

5. American Data Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and American Data Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor American Data Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact American Data Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of any of the Murphy New World Funds may be exchanged for shares of

  o  Any other Murphy New World Fund
  o  Or the following Monterey Mutual Funds
     -  PIA Short-Term Government Securities Fund
     -  PIA Global Bond Fund
     -  PIA Total Return Bond Fund

at their relative net asset values. Shares of the Murphy New World Funds may not be exchanged for any of the Monterey Investors Funds (The Monterey Investors Funds are the Camborne Government Income Fund, the OCM Gold Fund and the PIA Equity Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

1. Read this Prospectus and, if applicable, the Prospectus for the PIA Income Funds.

2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Income Funds have the same minimum requirements as the Murphy New World Funds.)

3. Call American Data Services, Inc. at 1-800-628-9403 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling American Data Services, Inc., you must instruct American Data Services, Inc. that you want the option of exchanging shares. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

 O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

 O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to American Data Services, Inc. or by calling 1-800-628-9403.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights tables are intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                              MURPHY NEW WORLD TECHNOLOGY FUND(1)<F5>

                                                                                FOR THE YEARS ENDED
                                               11/30/98(2)<F6>    11/30/97(2)<F6>  11/30/96(2)<F6>   11/30/95(2)<F6>     11/30/94
                                                --------------      ------------    ------------      ------------      ----------
Net Asset Value, Beginning of Period........       $19.18             $20.51           $17.81            $14.35           $14.82
                                                   ------             ------           ------           ------           ------
Income from investment operations:..................
  Net Investment Loss ......................        (0.31)             (0.33)           (0.40)            (0.32)           (0.18)
  Net Realized and Unrealized Gain (Loss)
    on Investments .........................        (4.77)             (0.40)            4.86              4.19            (0.29)
                                                   ------             ------           ------           ------           ------
Total from Investment Operations ...........        (5.08)             (0.73)            4.46              3.87            (0.47)
                                                   ------             ------           ------           ------           ------
Less Distributions:.........................
  Distributions (from net realized gains) ..        (2.46)             (0.60)           (1.76)            (0.41)            0.00
                                                   ------             ------           ------           ------           ------
Net Asset Value, End of Period ...........         $11.64             $19.18           $20.51            $17.81           $14.35
                                                   ------             ------           ------           ------           ------
                                                   ------             ------           ------           ------           ------
TOTAL RETURN ...............................       (28.51%)            (3.69%)          26.32%            26.95%           (3.17%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s) ........        1,016              1,439              886              281              283
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement .............        7.14%              8.13%           10.44%           18.74%           11.19%
  After expense reimbursement ..............        2.44%              2.44%            2.34%            2.44%            2.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets .......................      (2.20%)            (1.96%)          (2.06%)          (1.97%)          (1.79%)
Portfolio Turnover Rate ....................      142.89%             57.01%           17.33%              41%              29%
---------------
     (1)<F5>   Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Technology Fund.
     (2)<F6>   Based on average shares outstanding.

                                             MURPHY NEW WORLD BIOTECHNOLOGY FUND(1)<F7>

                                                                                FOR THE YEARS ENDED
                                               11/30/98(2)<F8>    11/30/97(2)<F8>  11/30/96(2)<F8>   11/30/95(2)<F8>     11/30/94
                                               ---------------    ---------------  ---------------   ---------------     --------
Net Asset Value, Beginning of Period........        $8.07              $7.19            $6.74             $6.12            $7.99
                                                   ------             ------           ------            ------           ------
Income from investment operations:
  Net Investment Loss ......................        (0.15)             (0.16)           (0.17)            (0.15)           (0.08)
  Net Realized and Unrealized Gain (Loss)
    on Investments .........................        (1.53)             (1.04)            0.62              0.77            (1.79)
                                                   ------             ------           ------            ------           ------
Total from Investment Operations ...........        (1.68)              0.88             0.45              0.62            (1.87)
                                                   ------             ------           ------            ------           ------
Net Asset Value, End of Period .............        $6.39              $8.07            $7.19             $6.74            $6.12
                                                   ------             ------           ------            ------           ------
                                                   ------             ------           ------            ------           ------
TOTAL RETURN ..............................       (20.82%)            12.24%            6.67%           10.13%          (23.40%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s) .......         3,958              2,353              231              400              824
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement ............         3.79%              8.58%           15.28%            9.96%            6.40%
  After expense reimbursement .............         2.44%              2.47%            2.65%            2.89%            2.89%
Ratio of Net Investment Income (Loss) to
  Average Net Assets ......................        (2.11%)            (1.98%)          (2.31%)          (2.18%)          (1.18%)
Portfolio Turnover Rate ...................       458.56%             15.09%            2.79%              37%              27%
---------------

(1)<F7> Prior to December 20, 1996, Monitrend Investment Management, Inc. was investment adviser to the Biotechnology Fund.  Prior to March 31, 1997 the investment objective of the Biotechnology Fund was long-term growth of capital through investing primarily in equity securities of companies engaged in activities relating to the gaming and leisure industry.
(2)<F8> Based on average shares outstanding.

                                        MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND(1)<F9>

                                                                                FOR THE YEARS ENDED
                                                   11/30/98           11/30/97        11/30/96          11/30/95         11/30/94
                                                  ---------           --------        --------          --------         --------
Net Asset Value, Beginning of Period........       $26.52             $26.64           $21.42            $16.67           $17.20
                                                   ------             ------           ------           ------           ------
Income from investment operations:
  Net Investment Income ....................         1.19               0.21             0.01              0.02             0.09
  Net Realized and Unrealized Gain (Loss)
    on Investments .........................        (5.27)             (0.33)            5.23              4.82            (0.58)
                                                   ------             ------           ------           ------           ------
Total from Investment Operations ...........        (4.08)             (0.12)            5.24              4.84            (0.49)
                                                   ------             ------           ------           ------           ------
Less Distributions:.........................
  Distributions (from net investment income)        (0.30)              0.00            (0.02)            (0.09)           (0.04)
                                                   ------             ------           ------           ------           ------
Net Asset Value, End of Period ............        $22.14             $26.52           $26.64           $21.42           $16.67
                                                   ------             ------           ------           ------           ------
                                                   ------             ------           ------           ------           ------
TOTAL RETURN ..............................      (15.55%)            (0.45%)           24.49%           29.19%          (2.86%)
RATIOS/SUPPLEMENTAL DATA:..................
Net Assets, End of Period (in 000s) .......         1,123              1,435            1,560            1,377            1,573
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement ............         6.94%              6.83%            5.11%            6.08%            5.46%
  After expense reimbursement .............         2.44%              2.44%            2.26%            2.44%            2.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets ......................         4.64%              0.76%            0.04%            0.10%            0.46%
Portfolio Turnover Rate ...................        28.90%             85.91%           80.93%             152%               0%
--------------

(1)<F9>  Prior to February 1, 1995, Monitrend Investment Management, Inc. was the investment adviser to the Convertibles Fund and the investment objective of the Convertibles Fund was long-term total return from dividends and realized and unrealized capital gains from stocks and options which exceeds that of the Standard & Poor's 100 Index ("Index") through investing in a portfolio of common stocks which approximately parallels the composition of the Index and by engaging in various portfolio strategies involving the liquidation of the portfolio or the use of options and futures contracts to hedge proactively against adverse changes in stock market values.  Between February 1, 1995 and December 31, 1996 MidCap
         Associates, Inc. was the investment adviser to the Convertibles Fund and invested primarily in common stocks included in the S&P 500 Index.


  To learn more about the Murphy New World Funds you may want to read the Murphy New World Funds' Statement of Additional Information (or "SAI") which contains additional information about the Murphy New World Funds. The Murphy New World Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Murphy New World Funds' investments by reading the Murphy New World Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Murphy New World Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-669-1156.

  Prospective investors and shareholders who have questions about the Murphy New World Funds may also call the following number or write to the following address.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-669-1156

  The general public can review and copy information about the Murphy New World Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Murphy New World Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-6009

  Please refer to the Murphy New World Funds' Investment Company Act File No., 811-04010, when seeking information about the Murphy New World Funds from the Securities and Exchange Commission.


ACCOUNT APPLICATION:                                      MONTEREY MUTUAL FUND
-------------------------------------------------------------------------------

                              Mail to:  MONTEREY MUTUAL FUND
                                        P.O. Box 640284
                                        Cincinnati, OH  45264-0284

     For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRA's - a special form is available from the Fund. For information call 1-800-251-1970.

ACCOUNT REGISTRATION

-------------------------------------------------------------------------------
Name of Owner(s) (Institutional, Individual, Joint, Custodian or Trustee)

-------------------------------------------------------------------------------
Mailing Address

----------------------------------------------------- (----)-------------------
City                        State        Zip          Daytime Telephone Number

-------------------------------------------------------------------------------
Social Security Number or Taxpayer Identification Number
       Citizen of o   United States
                  o   Other (specify)-------------------------------------

INVESTMENT
  Please indicate the amount you wish to invest ($1,000 minimum)

   BY CHECK(S) made payable to:
   o Monterey Murphy New World Biotechnology Fund           $----------------
   o Monterey Murphy New World Technology Fund              $----------------
   o Monterey Murphy New World Technology Convertibles Fund $----------------

   Multiple investments require separate checks.
   o BY WIRE, (Please call 1-800-628-9403 for instructions)
     (Indicate date and amount of wire: Date ----------)
   Multiple investments may be done with a single
   wire transfer. Enter separate amounts above,
   total wire amount here.                                  $----------------

DISTRIBUTIONS

   Distributions will be reinvested in additional shares unless one of the following boxes is checked.

   o Send me a check for all distributions
   o Send me a check for dividends but reinvest capital gain distributions

SIGNATURES AND CERTIFICATION

     I (we) understand that certificates for the shares purchased hereby will be issued only upon request. I represent that I am of legal age and have legal capacity to make this purchase and have received and read a current prospectus of the Fund. I certify under penalty of perjury that:

     1. The social security or other tax identification number stated above is correct.

     2. I am not subject to backup withholding because #<F10>

        o A. The IRS has not informed me that I am subject to backup withholding.
        o B. The IRS has notified me that I am no longer subject to backup withholding.

     #<F10> Check the appropriate box. If this statement is not true and you are subject to backup withholding strike out section 2.

------------------------------------------------------------------  -----------
Signature of Owner, Trustee or Custodian                            Date

------------------------------------------------------------------  -----------
Signature of Joint Owner, Trustee or Custodian                      Date

REDUCED SALES CHARGE

     LETTER OF INTENT (OPTIONAL)

     o I agree to be bound by the description of the Letter of Intent contained in the Fund's Prospectus and/or Statement of Additional Information to escrow certain of my shares in accordance therewith. Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of a series of Monterey Mutual Fund in an aggregate amount (including shares currently held) at least equal to that which is checked below:

       o  $100,000 to $249,999           o   $250,000 to $499,999
       o  $500,000 to $999,999           o   $1,000,000 or more

     If a previous purchase has been made within 90 days, please check this box and provide the account number:

       o  Account number---------------------------

     RIGHT OF ACCUMULATION DISCOUNTS

     o I qualify for the Right of Accumulation as described in the Fund's Prospectus and/or Statement of Additional Information. Listed below are all the accounts in any series of Monterey Mutual Fund which should be credited to my Letter of Intent or combined with for the purposes of calculating a reduced sales charge:

       Account number(s):
       ------------------    ------------------    ------------------
       ------------------    ------------------    ------------------

                THE MURPHY NEW WORLD FUNDS

SYSTEMATIC WITHDRAWAL PLAN

     A.Withdrawal Plan amount ($100 minimum for each withdrawal)
          I would like to withdraw the following amount for each systematic payment: $--------------

     B.Withdrawal Plan frequency (check one)
       o  Monthly beginning with the following date:----------------
       o  Quarterly beginning with the following date:--------------

     Note: Systematic Withdrawal Plan payments are made on or about the 25th business day of each month. Requests for any changes must be submitted in writing to American Data Services, Inc. prior to the 10th of the month preceding the next payment date.

     C.Please complete this section if payments are to be sent to a different name and/or address from that stated in the account registration:

     ----------------------------------------------
     Name of Payee or Name of Bank
     PROVISIONS: The Monterey Mutual Fund Systematic Withdrawal Plan is available for any shareholder account worth at least $10,000. By completing this form, you are appointing the Fund as your agent to redeem shares in your account to make periodic payments. A $100 minimum applies to each withdrawal payment. If share certificates are held for your account, you must return them to the Fund before the Plan can be put into effect. Payments will be made by redeeming the appropriate number in the account at the current net asset value. Redemption's will be made on the 25th business day of the month or on the next business day if the 25th is a holiday. Payments are normally mailed within two business days after the redemption. Withdrawal payments should not be regarded as income or yield on your investment, since a part of each payment will normally consist of a return of capital. Depending on size and frequency of your payments and the fluctuation in value of the Fund's portfolio, using the Plan may reduce or even exhaust your account.

TELEPHONE EXCHANGE AUTHORIZATION

     o    By checking this box, the investor elects this privilege.
     PROVISIONS: The investor authorizes the transfer agent to effect exchanges for the account based on telephone instructions from the investor or his dealer and to register shares of the Fund to be acquired exactly the same as those in the investor's existing account. The investor agrees that the transfer agent, the Distributor and the Fund will not be liable for any loss, liability, cost or expense for acting on the instructions believed by them to be genuine and will not be responsible for the authenticity of any telephone instructions. The investor understands that telephone calls may be recorded on tape. Authorizing an exchange constitutes an acknowledgment that the investor has received and read the current prospectus of the Fund being acquired.

REDEMPTION AUTHORIZATION

     o By checking this box, the investor elects this privilege. If this box is not checked, all required documents must be in proper form as stated in the prospectus.
     PROVISIONS: The investor authorizes the transfer agent to accept instructions by telephone or in writing without a signature guarantee to redeem shares. The investor agrees that the transfer agent, Star Bank, Monterey Mutual Fund, its affiliated companies and their officers or employees shall not be required to examine the genuineness of any signature or oral instructions to redeem, or the authority or competency of the person(s) giving such instructions and agrees to indemnify the transfer agent, Star Bank, Monterey Mutual Fund and other such persons against, and hold harmless from, all losses, claims, expenses and liabilities that may be based upon such matters and upon the failure to make such examination.

DEALER INFORMATION

---------------------------------  --------------------------------------------
Dealer Name                        Representative's Name
---------------------------------  -----------------------   ------------------
Branch Address                     Phone No.                 AE#
---------------------------------
City            State       Zip

Send duplicate statements to branch office?     o  YES     o  NO